EXHIBIT 10.1

AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED CREDIT AND
SECURITY AGREEMENT

                    THIS AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of May 25, 2007, by and among:

          (1)      QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (the “Borrower”),

          (2)      QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation as initial servicer (together with the Borrower, the “Loan Parties”),

          (3)      VARIABLE FUNDING CAPITAL COMPANY LLC, a Delaware limited liability company as assignee of Blue Ridge Asset Funding Corporation (“VFCC”), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as a Liquidity Bank to VFCC (together with VFCC, the VFCC Group”),

          (4)      ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company formerly known as Atlantic Asset Securitization Corp. (together with its successors, “Atlantic” and together with VFCC, the “Conduits”), and CALYON NEW YORK BRANCH, in its capacity as a Liquidity Bank to Atlantic (together with Atlantic, the “Atlantic Group”),

          (5)      WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for the VFCC Group, and CALYON NEW YORK BRANCH, in its capacity as agent for the Atlantic Group (in such latter capacity, together with its successors in such latter capacity, the “Atlantic Agent” or a “Co-Agent”), and

          (6)      WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the VFCC Group, the Atlantic Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”), with respect to that certain Third Amended and Restated Credit and Security Agreement dated as of April 20, 2004, by and among the parties hereto (as heretofore amended, the “Existing Agreement” which, as amended hereby, is hereinafter referred to as the “Agreement”).

                    Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

W I T N E S S E T H :

                    WHEREAS, the parties hereto desire to extend the Scheduled Termination Date; and

                    WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth.

                    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

                    1.      Amendments to Existing Agreement. Subject to the terms and conditions hereinafter set forth, the parties hereby agree to amend the Existing Agreement as follows:

                    1.1      Section 1.7 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

Section 1.7. Requests for Increases in Aggregate Commitment. The Borrower may from time to time request increases in the VFCC Liquidity Banks’ Commitments in a minimum amount of $10,000,000 (or a larger integral multiple of $1,000,000) and a maximum aggregate amount of $25,000,000, upon at least 10 Business Days’ prior written notice to the Administrative Agent, which notice shall specify the aggregate amount of and proposed effective date for any such requested increase (each, a “Commitment Increase Request”). Within 10 Business Days of receipt of a Commitment Increase Request, the full amount of such increase shall be made to the Commitments of the VFCC Liquidity Banks and no such increase shall be made to the Commitments of the Atlantic Liquidity Banks, whereupon their respective Commitment Percentages shall be adjusted as of the effective date specified in the Commitment Increase Request. Upon any increase in the Commitments of the VFCC Liquidity Banks pursuant to this Section, the Borrower shall pay the Commitment Increase Fee under and as defined in the VFCC Fee Letter.

                     1.2      The initial Commitments of Wachovia Bank, National Association, and of Calyon New York Branch under the Existing Agreement are hereby changed to “$225,000,000” and “$150,000,000,” respectively.

                    1.3      The definition of “Dilution” in the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                    “Dilution” means, total Net Revenues multiplied by the three month average calculated quarterly of (i)(a) for Originators on the QBS an amount equal to the dollar amount of adjustments measured by QBS adjustment codes 66, 70, 71, 72, 74, 75, 76, 83, 85 for client and patient Receivables, plus (b) an amount equal to 0.30 times the dollar amount of adjustments measured by the QBS adjustment codes 66, 70, 71, 72, 74, 75, 76, 83, 85 for third party Receivables, plus (c) 0.70 multiplied by the dollar amount of adjustments measured by QBS adjustment code 68 for client and patient Receivables, excluding transfers between client and patient billing categories, divided by (ii) the Net Revenues generated by Originators on QBS.

                    1.4      The definition of “Eligible Receivable” in the Existing Agreement is hereby amended to delete the following sentence at the end thereof:

Notwithstanding the foregoing, in no event will a LabOne Receivable be an Eligible Receivable (i) on or before November 30, 2006, to the extent the aggregate Outstanding Balance of the LabOne Receivables that are Eligible Receivables exceeds $30,000,000; or (ii) after November 30, 2006, if there is not a fully executed Collection Account Agreement in place with respect to each Lockbox and Collection Account into which the proceeds of any LabOne Receivable are deposited; or (iii) on or after December 8, 2006, if the Loan Parties have not provided an updated Schedule 6.1(o) to the Administrative Agent.

                    1.5      The definition of “Scheduled Termination Date” in the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Scheduled Termination Date” means, as to each Liquidity Bank, the earlier to occur of May 23, 2008 and the date on which its Liquidity Commitment(s) terminate(s) in accordance with the Liquidity Agreement to which it is a party, in either of the foregoing cases, unless extended by agreement of such Liquidity Bank in accordance with Section 1.8.

                    1.6      The definition of “Specified Government Ineligibles” in the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Specified Government Ineligibles” means, on any date of determination, 5% times Client-Billed Receivables for the Reserve Computation as of the last day of the calendar month then most recently ended.

                    1.7      Schedule 6.1(o) of the Existing Agreement is hereby amended and restated in its entirety to read as set forth in Annex A hereto.

                    2.      Representations.

                    2.1.      Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

                    2.2.      Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

                    3.      Conditions Precedent. This Amendment shall become effective as of the date first above written upon (a) receipt by the Administrative Agent of a counterpart hereof duly executed by each of the parties hereto, (b) receipt by the VFCC Agent of a counterpart of an amended and restated VFCC Fee Letter, duly executed by each of the parties thereto, together with payment of the Amendment Fee and Extension Fee (each, under and as defined therein), and (c) receipt by the Atlantic Agent of a counterpart of a second amended and restated Atlantic Fee letter, duly executed by each of the parties thereto, together with payment of the Amendment Fee and Extension Fee (each, under and as defined therein).

                    4.      Miscellaneous.

                    4.1.      Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

                    4.2.      THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                    4.3.      EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

                    4.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

                    4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

                    4.4.      This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

<Signature pages follow>

                    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

QUEST DIAGNOSTICS RECEIVABLES INC.

By: /s/ Joseph P. Manory__________________
Name: Joseph P. Manory
Title: Vice President and Treasurer

QUEST DIAGNOSTICS INCORPORATED

By: _/s/ Joseph P. Manory_______________
Name: Joseph P. Manory
Title: Vice President and Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION,
INDIVIDUALLY, AS ADMINISTRATIVE AGENT AND AS VFCC AGENT

By: /s/ Elizabeth R. Wagner___________
Name: Elizabeth R. Wagner
Title: Managing Director

VARIABLE FUNDING CAPITAL COMPANY LLC

BY: WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By: /s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title: Vice President

ATLANTIC ASSET SECURITIZATION LLC

By: CALYON NEW YORK BRANCH
AS ATTORNEY-IN-FACT

By: /s/ Anthony Brown________________
Name: Anthony Brown
Title: Vice President

By: /s/ Tina Kourmpetis________________
Name: Tina Kourmpetis
Title: Managing Director

CALYON NEW YORK BRANCH, INDIVIDUALLY AND AS ATLANTIC
AGENT

By: _/s/ Anthony Brown_________________
Name: Anthony Brown
Title: Vice President

By: _/s/ Tina Kourmpetis_________________
Name: Tina Kourmpetis
Title: Managing Director